THE FFB LEXICON FUND
                          CAPITAL APPRECIATION EQUITY FUND
                                  2 OLIVER STREET
                            BOSTON, MASSACHUSETTS 02109

                                                            September 28
   October 2, 1995

   Dear Shareholders:

        On June 18, 1995, First Fidelity Bancorporation agreed to merge (the "Merger") with and into a wholly-owned subsidiary of First Union Corporation. First Fidelity Bancorporation is the parent of First Fidelity Bank, N.A. ("First Fidelity"), the investment adviser to a group of mutual funds with assets of $2.55 billion as of June 30, 1995. Your Fund, the Capital Appreciation Equity Fund ("FFB Fund"), is a fund included within the First Fidelity family of mutual funds.

        First Union National Bank of North Carolina ("FUNB") is a subsidiary of First Union Corporation. The Capital Management Group ("CMG") of FUNB and Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $29.1 billion in assets belonging to a wide-range of clients, including the Evergreen family of mutual funds with assets of $8.7 billion as of June 30, 1995.

        To facilitate the investment management of assets and the delivery of shareholder services to the First Fidelity and Evergreen family of mutual funds, the Trustees of your Fund are proposing your approval is sought to combine certain of the investment companies in the First Fidelity family of mutual funds with investment companies in the Evergreen family of mutual funds which have similar investment objectives and policies.


        The proposal proposals contained in the accompanying Prospectus/Proxy Statement provides following the Merger for a provide for the combination of your Fund with the Evergreen Growth and Income Fund (the "Evergreen Fund"), a mutual fund advised by Evergreen Asset, following the Merger. Your Fund and the Evergreen Fund have substantially similar investment objectives and policies. Under the proposed Agreement and Plan of Reorganization (the "Plan"), the Evergreen Fund will acquire substantially all the assets of your Fund in exchange for shares of the Evergreen Fund (the "Reorganization"). As of June 30, 1995, the Capital Appreciation Equity FFB Fund had net assets of approximately $146.6 million and the Evergreen Fund had approximately $125.9 million of net assets. If the Reorganization had taken place as of June 30, 1995, the Evergreen Fund's net assets would have been approximately $272.5 million. I believe that the combinations combination will achieve the goal of efficient investment management and delivery of shareholder services.


        Since Assuming the Merger is consummated, it will take place prior






   to the closing date for the Reorganization and because the Merger by law terminates the investment advisory contract between First Fidelity and your Fund, the Trustees of The FFB Lexicon Fund are also seeking your approval is sought of an Interim Investment Advisory Agreement with Evergreen Asset. The Interim Investment Advisory Agreement will have the same terms and fees as the current investment advisory agreement between your Fund and First Fidelity and will be in effect for the period of time between the effective date of the Merger and the closing date for the Reorganization. The Reorganization is scheduled to take place on or about January 19, 1996.

        If shareholders of the FFB Fund approve the Plan, upon consummation of the transaction contemplated in the Plan, shareholders will receive Class Y shares of the Evergreen Fund. Class Y shares are not charged any distribution-related and shareholder servicing-related expenses. The proposed transaction will not result in any federal income tax liability for you or for the FFB Fund. As a shareholder of the Evergreen Fund you will have the ability to exchange your shares for Class Y shares of the other funds in the Evergreen family of mutual funds comparable to your present right to exchange among funds of the First Fidelity family of mutual funds. Following completion of the Reorganization, your Fund will be liquidated.

        The Trustees of The FFB Lexicon Fund have called a special meeting of shareholders of the FFB Fund to be held on November 13 21, 1995 to consider the proposed transaction. I STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

        Detailed information about the proposed transaction is described in the enclosed Prospectus/Proxy Statement. I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

        A copy of the Evergreen Fund Prospectus accompanies the Prospectus/Proxy Statement. I urge you to read the Prospectus and retain it for future reference.


        If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen family of mutual funds, please telephone 1-800-833-8974.

        IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED AS SOON AS POSSIBLE.

                                           Sincerely,

                                           _________________________
                                           David G. Lee, President
                                           The FFB Lexicon Fund









   [SUBJECT TO COMPLETION, AUGUST 25, 1995 PRELIMINARY COPY]


                                THE FFB LEXICON FUND
                          CAPITAL APPRECIATION EQUITY FUND
                                 2 OLIVER STREET
                            BOSTON, MASSACHUSETTS 02109
                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON NOVEMBER 13 21, 1995


        Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Capital Appreciation Equity Fund (the "FFB Fund"), a series of The FFB Lexicon Fund, will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087 on November 13, 1995 at 10:00 a.m First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 on November 21, 1995 at 2:00 p.m. for the following purposes:



        1. To consider and act upon approve or disapprove the Agreement and Plan of Reorganization (the "Plan") dated as of _______________September 19 , 1995, providing for the acquisition of substantially all of the assets of the FFB Fund by the Evergreen Growth and Income Fund (the "Evergreen Fund") in exchange for Class Y shares of the Evergreen Fund, and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund. The Plan also provides for distribution of such shares of the Evergreen Fund to shareholders of the FFB Fund in liquidation and subsequent termination of the FFB Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the FFB Fund.



        2. To consider and act upon approve or disapprove the Interim Investment Advisory Agreement between the FFB Fund and Evergreen Asset Management Corp.


   3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

        The Trustees of The FFB Lexicon Fund have fixed the close of business on September 8, 1995 as the record date for the determination of shareholders of the FFB Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                      By Order of the Board of Trustees


                                           Richard W. Grant
                                           Secretary

   September 28 October 2, 1995











                        INSTRUCTIONS FOR EXECUTING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

        1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

        2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

        3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:



   REGISTRATION                                   VALID SIGNATURE


   CORPORATE
   ACCOUNTS
   (1) ABC Corp.                              (1) ABC Corp.
                                                  John Doe, Treasurer
   (2) ABC Corp.                              (2) John Doe, Treasurer
   c/o John Doe, Treasurer
   (3) ABC Corp. Profit Sharing Plan          (3) John Doe, Trustee
   TRUST ACCOUNTS
   (1) ABC Trust                              (1) Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee                   (2) Jane B. Doe
   u/t/d 12/28/78
   CUSTODIAL OR ESTATE ACCOUNTS
   (1) John B. Smith, Cust.                   (1) John B. Smith
   f/b/o John B. Smith, Jr. UGMA
   (2) John B. Smith, Jr.                     (2) John B. Smith, Jr., Executor











                 PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 25, 1995

                                 Acquisition of Assets of

                            CAPITAL APPRECIATION EQUITY FUND
                                          OF
                                  THE FFB LEXICON FUND

                                    2 Oliver Street
                              Boston, Massachusetts 02109

                            By and in Exchange for Shares of

                           EVERGREEN GROWTH AND INCOME FUND

                                 2500 Westchester Avenue
                                Purchase, New York 10577


        This Prospectus/Proxy Statement is being furnished to shareholders of Capital Appreciation Equity Fund (the "FFB Fund"), a series of The FFB Lexicon Fund, in connection with a proposed Agreement and Plan of Reorganization (the "Plan"), to be submitted to shareholders of the FFB Fund for consideration at a Special Meeting of Shareholders to be held on November 13, 21, 1995 at 10: 2:00 a.m p.m. Eastern Time, at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109, and any adjournments thereof (the "Meeting"). The Plan provides for substantially all of the assets of the FFB Fund to be acquired by the Evergreen Growth and Income Fund (the "Evergreen Fund") in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund (hereinafter referred to as the "Reorganization"). Following the Reorganization, Class Y shares of the Evergreen Fund will be distributed to shareholders of the FFB Fund in liquidation of the FFB Fund and the FFB Fund will be terminated. As a result of the proposed Reorganization, shareholders of the FFB Fund will receive that number of full and fractional Class Y shares of the Evergreen Fund determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and each such class of the FFB Fund by the net asset value per share of the Evergreen Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


        Shareholders of the FFB Fund are also being asked to approve the Interim Investment Advisory Agreement with Evergreen Asset Management
   Corp. (the "Interim Advisory Agreement") with the same terms and fees as the current advisory agreement between the FFB Fund and First Fidelity
   Bank, N.A. The Interim Advisory Agreement will be in effect for the period of time between the date on which the merger of First Fidelity






   Bancorporation with and into a wholly-owned subsidiary of First Union Corporation is effected (currently anticipated to be by January 1, 1996) and the date on which the Evergreen Fund and the FFB Fund are combined together (scheduled for on or about January 19, 1996).

        The FFB Lexicon Fund currently consists of the FFB Fund and six other series with shares outstanding. As is the case with the FFB Fund, the shareholders of certain of these series are being asked to approve similar Agreements and Plans of Reorganization providing for the combination of such series with other Evergreen Funds having similar investment objectives and policies. The Intermediate Government Securities Fund and the Fixed Income Fund will not be combined with any of the funds in the Evergreen family of mutual funds and therefore shareholders of those Funds will vote on the approval of new investment advisory agreements between the Funds and the Capital Management Group of First Union National Bank of North Carolina and the election of new Trustees for The FFB Lexicon Fund. The vote on the election of new Trustees will take place after all the combinations of the FFB Funds and the Evergreen Funds are effective.

        The Evergreen Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Evergreen Fund seeks to achieve a return composed of capital appreciation in the value of its shares and current income.


        This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Evergreen Fund that shareholders of the FFB Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated September 25, 1995, relating to this Prospectus/Proxy Statement and the Reorganization, incorporating by reference the financial statements of the Evergreen Fund dated December 31, 1994 and June 30, 1995 and the financial statements of the FFB Fund for dated August 31, 1994 and February 28, 1995 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Fund at 2500 Westchester Avenue, Purchase, New York 10577 or by calling toll-free 1-800-807-2940.

        The Prospectuses of the Evergreen Fund dated July 7, 1995, its Annual Report for the fiscal year ended December 31, 1994 and its Semi-Annual Report for the six months ended June 30, 1995 are incorporated herein by reference in their entirety, insofar as they relate to the Evergreen Fund only, and not to any other fund described therein. The two Prospectuses, which pertain (i) to Class Y shares and (ii) to Class A, Class B and Class C shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the Classes. Shareholders of the FFB Fund will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the







   Class Y shares of the Evergreen Fund that they will receive as a result of the consummation of the Reorganization. Additional information about the Evergreen Fund is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to the Evergreen Fund at the address listed in the preceding paragraph or by calling toll-free 1-800-807-2940.

        The Prospectus of the FFB Fund dated December 30, 1994 is incorporated herein in its entirety by reference. Copies of the Prospectus and a Statement of Additional Information dated the same date are available upon request without charge by writing to the FFB Fund at 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling toll-free 1-800-833-8974.

        Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION ("FIRST UNION") OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.










                                TABLE OF CONTENTS


   COMPARISON OF FEES AND EXPENSES.......................................

   SUMMARY...............................................................
            PROPOSED PLAN OF REORGANIZATION..............................
            TAX CONSEQUENCES.............................................
            INVESTMENT OBJECTIVES AND POLICIES OF THE
                 EVERGREEN FUND AND THE FFB FUND.........................
            COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND.............
            MANAGEMENT OF THE FUNDS......................................
            INVESTMENT ADVISERS, SUB-ADVISER AND ADMINISTRATOR...........
            PORTFOLIO MANAGEMENT.........................................
            DISTRIBUTION OF SHARES.......................................
            DISTRIBUTION-RELATED AND SHAREHOLDER
              SERVICING-RELATED EXPENSES.................................
            PURCHASE AND REDEMPTION PROCEDURES...........................
            EXCHANGE PRIVILEGES..........................................
            DIVIDEND POLICY..............................................

   RISKS.................................................................

   INFORMATION ABOUT THE REORGANIZATION..................................
            DESCRIPTION OF THE MERGER....................................
            REASONS FOR THE REORGANIZATION...............................
            AGREEMENT AND PLAN OF REORGANIZATION.........................
            FEDERAL INCOME TAX CONSEQUENCES..............................
            PRO-FORMA CAPITALIZATION.....................................
            SHAREHOLDER INFORMATION......................................

   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................

   COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.......................

            FORM OF ORGANIZATION.........................................
            CAPITALIZATION...............................................
            SHAREHOLDER LIABILITY........................................
            SHAREHOLDER MEETINGS AND VOTING RIGHTS.......................
            LIQUIDATION OR DISSOLUTION...................................
            LIABILITY AND INDEMNIFICATION OF TRUSTEES....................
            RIGHTS OF INSPECTION.........................................

   INFORMATION REGARDING THE PROPOSED INTERIM ADVISORY AGREEMENT.........
            INTRODUCTION.................................................
            COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND
                 THE EXISTING ADVISORY AGREEMENT.........................
            INFORMATION ABOUT THE FFB FUND'S CURRENT AND
                 PROPOSED INTERIM INVESTMENT ADVISERS....................

   ADDITIONAL INFORMATION................................................







   VOTING INFORMATION CONCERNING THE MEETING.............................

   FINANCIAL STATEMENTS AND EXPERTS......................................

   LEGAL MATTERS.........................................................

   OTHER BUSINESS........................................................












                           COMPARISON OF FEES AND EXPENSES




        The amounts for Class Y shares of the Evergreen Fund set forth in the following tables and examples are based on the expenses for the fiscal year ended December 31, 1995 1994. The amounts for Investor Class and Institutional Class shares of the FFB Fund set forth in the following tables and in the examples are estimated based on the experience of the FFB Fund Investor Class and Institutional Class shares for the fiscal year ended August 31, 1994, in each case adjusted for voluntary expense waivers 1995. The FFB Fund Investor Class commenced operations on May 2, 1995. The amounts for the Evergreen Fund Pro Forma are based on the combined expenses expected for the twelve months ended June 30, 1995.

        The following tables show for the Evergreen Fund and the FFB Fund the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y shares of the Evergreen Fund and Investor Class and Institutional Class shares of the FFB Fund, and such costs and expenses associated with an investment in Class Y shares of the Evergreen Fund assuming consummation of the Reorganization.


            COMPARISON OF CLASS Y SHARES OF THE EVERGREEN FUND WITH INVESTOR AND INSTITUTIONAL CLASS SHARES OF THE FFB FUND

                                                             FFB FUND            EVERGREEN
                                          EVERGREEN    INVESTOR  INSTITUTIONAL   FUND
                                             FUND       CLASS        CLASS       PRO FORMA

   SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)..... 0%       4.50%       0%             0%
    Maximum Sales Load
     Imposed on Reinvested Dividends
        (as a percentage of offering price)... None     None       None            None
    Contingent Deferred Sales Charge.........  None     None       None            None
    Exchange Fee (applies only after 4
     exchanges per year).....................  $5       None       None            $5
    Redemption Fees..........................  None     None       None            None
    ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average daily
      net assets)
     Management Fees.......................... 1.00%    0.75%(1)    0.75%(1)         1.00%
     12b-1 Fees............................... ----     0.00%(2)    ---             ----
     Other Expenses........................... 0.33%    0.24%(3)    0.24%(3)         0.15%
     Annual Fund Operating Expenses........... 1.33%    0.99%(4)    0.99%(4)         1.15%







   (1) The investment adviser has agreed to voluntarily waive a portion of its fees. Investor Class shares commenced operations on May 2, 1995. Advisory fees after voluntary fee waivers of 0.04% were 0.71% for the fiscal period ended August 31, 1995. Advisory fees after voluntary fee waivers of 0.20% for the Institutional Class were 0.55% for the fiscal year ended August 31, 1995. Fee waivers are voluntary and may be terminated at any time. Absent fee waivers, Advisory Fees would be 0.75%. The Advisory Fee includes amounts paid to the investment adviser for custody services.


   (2) Although the FFB Fund has adopted a 12b-1 Plan for the Investor Class shares, no payments have been made to date and no payments will be made for the fiscal year ended August 31, 1995 through January 19, 1996, the scheduled closing date of the Reorganization. Absent this agreement, 12b-1 fees would be 0.50%.


   (3) Includes administrative expenses of 0.17% of average net assets. Administrative expenses include amounts paid to the administrator for transfer agency services.


   (4)(4) Without waiver or reimbursement of Fund expenses, Annual Fund Operating Expenses would be 1.48% net of fee waivers were 0.95% for Investor Class shares and 0.98% 0.79% for Institutional Class shares for the period ended August 31, 1995.

        EXAMPLES. The following tables show for each Fund, and for the Evergreen Fund, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in Class Y shares of the Evergreen Fund and Investor Class and Institutional Class shares of the FFB Fund for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period.

                        EVERGREEN              FFB FUND            EVERGREEN FUND
                        FUND CLASS Y   INVESTOR   INSTITUTIONAL    CLASS Y SHARES
                         SHARES        CLASS         CLASS          PRO FORMA

   After 1 year........  $14           $55         $10                $12
   After 3 years.......  $42           $75         $32                $37
   After 5 years.......  $73           $97         $55                $63
   After 10 years......  $160          $161        $121               $140


        The purpose of the foregoing examples is to assist an FFB Fund shareholder in understanding the various costs and expenses that an investment in the Class Y shares of the Evergreen Fund as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in the FFB Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.









                                       SUMMARY

        THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, AND, TO THE EXTENT NOT INCONSISTENT WITH SUCH ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE EVERGREEN FUND DATED JULY 7, 1995 AND THE PROSPECTUS OF THE FFB FUND DATED DECEMBER 30, 1994 (WHICH ARE INCORPORATED HEREIN BY REFERENCE), THE PLAN AND THE INTERIM ADVISORY AGREEMENT, FORMS OF WHICH ARE ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBITS A AND B, RESPECTIVELY.

   PROPOSED PLAN OF REORGANIZATION


        The Plan provides for the transfer of substantially all of the assets of the FFB Fund in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund. (The FFB Fund and the Evergreen Fund each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds")."Funds".) The Plan also calls for the distribution of Class Y shares of the Evergreen Fund to FFB Fund shareholders in liquidation of the FFB Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of the FFB Fund will become the owners of that number of full and fractional Class Y shares of the Evergreen Fund determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and the FFB each such class of the FFB Fund by the net asset value per share of the Evergreen Fund as of the close of business on the date that the FFB Fund's assets are exchanged for shares of the Evergreen Fund. See "Information About the Reorganization."


        The Trustees of The FFB Lexicon Fund, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of the FFB Fund and that the interests of the shareholders of the FFB Fund will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of FFB Fund's shareholders.

        THE BOARD OF TRUSTEES OF THE FFB LEXICON FUND RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE FFB FUND OF THE PLAN EFFECTING THE
   REORGANIZATION.

        The Trustees of the Evergreen Fund have also approved the Plan, and accordingly, the Evergreen Fund's participation in the Reorganization.

        Approval of the Reorganization Plan on the part of the FFB Fund will require the affirmative vote of more than 50% of its outstanding voting securities. See "Voting Information Concerning the Meeting."







         Since Assuming the merger (the "Merger") of First Fidelity Bancorporation ("FFB") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") is consummated, it will take place prior to the closing date for the Reorganization and because the Merger by law terminates the investment advisory contract between First Fidelity Bank, N.A. ("First Fidelity") and the FFB Fund, arrangements have been made to enter into the Interim Advisory Agreement with Evergreen Asset Management Corp. The Interim Advisory Agreement will have the same terms and fees as the current investment advisory agreement between the FFB Fund and First Fidelity and will be in effect for the period of time between the effective date of the Merger and the closing date for the Reorganization. The Reorganization is scheduled to take place on or about January 19, 1996.

        Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of the FFB Fund present in person or by proxy at the Meeting, if holders of more than 50% of the shares of the FFB Fund outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the FFB Fund, whichever is less. See "Voting Information Concerning the Meeting."

        If the shareholders of the FFB Fund do not vote to approve the Reorganization, the Trustees of The FFB Lexicon Fund will consider other possible courses of action in the best interests of shareholders. If the Merger is not completed, the Reorganization of the FFB Fund and the Evergreen Fund will not be completed regardless of the vote of the FFB Fund's shareholders.

   TAX CONSEQUENCES

        Prior to or at the completion of the Reorganization, the FFB Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the FFB Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the Evergreen Fund in the Reorganization. The holding period and aggregate tax basis of Class Y shares of the Evergreen Fund that are received by FFB Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the FFB Fund previously held by such shareholders, provided that shares of the FFB Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the FFB Fund in the hands of the Evergreen Fund as a result of the Reorganization will be the same as in the hands of the FFB Fund immediately prior to the Reorganization and no gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets of the FFB Fund in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities.

   INVESTMENT OBJECTIVES AND POLICIES OF THE EVERGREEN FUND AND THE FFB
   FUND

        The investment objective of the Evergreen Fund is to achieve a






   return composed of capital appreciation in the value of its shares and current income. The Evergreen Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. The investment objective of the FFB Fund is long term capital appreciation. In pursuing this objective, the Fund invests primarily in a diversified portfolio of common stocks believed by its investment adviser to be undervalued relative to the market and their historic valuation.

   COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND

        Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The total return of the Class Y shares of the Evergreen Fund and the Investor Class and Institutional Class shares of the FFB Fund for the one and five year periods ended June 30, 1995 and the period from inception through June 30, 1995 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                          AVERAGE ANNUALIZED COMPOUNDED TOTAL RETURN

                                                     SINCE      INCEPTION
                                 1 YEAR    5 YEAR  INCEPTION      DATE
   Evergreen Fund
      Class Y shares.........    24.48%    13.36%   12.69%      10/15/86

   FFB Fund*
     Investor Class shares...    N/A       N/A       9.64%**     5/2/95
     Institutional Class
       shares................    21.51%    N/A       9.45%      11/1/91
   ------------------

   * Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.

   ** Not annualized.

   MANAGEMENT OF THE FUNDS

        The overall management of the Evergreen Fund and of The FFB Lexicon Fund is the responsibility of, and is supervised by, their respective Board of Trustees.

   INVESTMENT ADVISERS, SUB-ADVISER AND ADMINISTRATOR

        Evergreen Fund.  Evergreen Asset Management Corp. ("Evergreen







   Asset") serves as investment adviser to the Evergreen Fund. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen Family family of mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union, one of the ten largest bank holding companies in the United States. The Capital Management Group of FUNB and Evergreen Asset manage the Evergreen family of mutual funds with assets of approximately $8.7 billion as of June 30, 1995. For further information regarding Evergreen Asset, FUNB and First Union, see "Management of the Funds -- Investment Advisers" in the Prospectus of the Evergreen Fund.


        Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of the Evergreen Fund subject to the authority of the Trustees. Evergreen Asset is entitled to receive from the Evergreen Fund an annual fee equal to 1.00% of average daily net assets of the Evergreen Fund on the first $750 million in assets, 0.9% of average daily net assets on the next $250 million in assets and 0.8% of average daily net assets in excess of $1 billion. The fee paid by the Evergreen Fund is higher than the rate paid by most other investment companies. From time to time Evergreen Asset may, at its discretion, also reduce or waive its fee or reimburse the Evergreen Fund for certain of its other expenses in order to reduce its expense ratio. Evergreen Asset may reduce or cease these voluntary waivers and reimbursements at any time.


        Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the Evergreen Fund. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Evergreen Fund for the services provided by Lieber & Company. During the term of the Interim Advisory Agreement described below, Lieber & Company will not receive any compensation for its services as sub-adviser to the FFB Fund. The address of both Evergreen Asset and Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.


        FFB Fund. First Fidelity Bank, N.A. ("First Fidelity") serves as the investment adviser for the FFB Fund and provides investment guidance consistent with the Fund's investment objective and policies and provides administrative assistance in connection with the operation of the FFB Fund. First Fidelity also acts as custodian for the FFB Fund. Fees for custodian services are included in First Fidelity's advisory fee.



        SEI Financial Management Corporation ("SEI"), a wholly-owned







   subsidiary of SEI Corporation, acts as administrator of the FFB Fund. SEI provides personnel, office space and all management and administrative services reasonably necessary for the operation of The FFB Lexicon Fund and the FFB Fund (such as maintaining the FFB Fund's books and records, monitoring compliance with various state and Federal federal laws and assisting the Trustees in the execution of their duties) other than those services which are provided by First Fidelity.


        As compensation for their investment advisory, administrative or management services, First Fidelity and SEI are entitled to a monthly fee at an annual rate of 0.75% and 0.17%, respectively, of the FFB Fund's average daily net assets. The advisory fee paid by the FFB Fund is higher than the rate paid by most investment companies. For the fiscal year ended August 31, 1994 1995, First Fidelity and SEI received a an aggregate fee equal to 0.32% 0.55% and 0.17%, respectively, of the FFB Fund's average daily net assets.

   PORTFOLIO MANAGEMENT

        The portfolio manager of the Evergreen Fund is Edmund H. Nickin, Jr. C.F.A. Mr. Nickin has served as the Fund's principal manager since its inception.

   DISTRIBUTION OF SHARES


        Evergreen Funds Distributor, Inc. ("EFD"), an affiliate of Furman Selz Incorporated, acts as underwriter of the Evergreen Fund's shares. EFD distributes the Evergreen Fund shares directly or through broker-dealers, including an affiliate of FUNB, banks, including FUNB, or other financial intermediaries. The Evergreen Fund offers four classes of shares, Class A, Class B, Class C and Class Y. Each Class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.


        Class Y shares of the Evergreen Fund, which will be received by the FFB Fund's shareholders if the Reorganization is approved consummated, are sold without a sales load or distribution fee only to (i) all shareholders of record in one or more of the Evergreen family of funds for which Evergreen Asset serves as investment adviser as of December 30, 1994, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. FFB Fund shareholders who wish to make subsequent purchases of the Evergreen Fund's shares will be able to purchase Class Y shares. Class A, Class B and Class C shares of the Evergreen Fund are sold with either an initial or contingent deferred sales charge and are subject to certain distribution-related and shareholder servicing-related expenses. For a description of the Classes of shares issued by the Evergreen Fund see "Purchase and Redemption of Shares" and "General Information - Organization; Other Classes of Shares" in the Evergreen Fund's Prospectus. Class A, Class B and Class C shares are further described in a separate Evergreen Fund prospectus.







        SEI Financial Services Company ("SEI Financial"), a wholly-owned subsidiary of SEI Corporation, acts as underwriter of the FFB Fund's shares. There are two Classes of shares outstanding, Investor Class and Institutional Class. Investor Class shares are sold with an initial sales charge ranging from 4.5% to 1%. Institutional Class shares are sold without any sales charges. The FFB Fund has adopted for its Investor Class shares a Rule 12b-1 distribution plan as described in "Distribution-Related and Shareholder Servicing-Related Expenses" below.

         DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES

   Evergreen Fund. The Evergreen Fund has not adopted a Rule 12b-1 plan or shareholder servicing plan for its Class Y shares.

   FFB Fund. The FFB Fund has adopted for its Investor Class shares a distribution plan (the "FFB Plan") pursuant to Rule 12b-1 of the 1940 Act. The FFB Plan provides for a fee payable by the FFB Fund to SEI Financial at the annual rate of up to 0.50% of the Fund's average daily net assets. No payments under the FFB Plan have been made to date and no payments will be made for the fiscal year ended August 31, 1995. through January 19, 1996, the scheduled closing date for the Reorganization.

   PURCHASE AND REDEMPTION PROCEDURES

        Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are is described above. Class Y shares of the Evergreen Fund are offered at net asset value, and the FFB Fund's shares are offered at net asset value (plus any applicable sales charges), by their respective distributors. Investments in the Funds are not insured. The minimum initial purchase requirement for Class Y shares of the Evergreen Fund and Investor Class and Institutional Class shares of the FFB Fund is $1,000 ($250 for FFB Fund IRA accounts). There is no minimum for subsequent purchases of Evergreen Fund shares. The minimum for subsequent purchases of FFB Fund Investor Class and Institutional Class shares is $100 ($50 for FFB Fund IRA accounts). Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. The Evergreen Fund and the FFB Fund (with respect to its Investor Class shares) each may involuntarily redeem shareholders' accounts that have less than $1,000 (less than $250 for FFB Fund IRA accounts) of invested funds. The minimum investment requirements in the FFB Fund may be waived or lowered for investments effected on a group basis by certain other institutions and their employees. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.









   EXCHANGE PRIVILEGES

        The FFB Fund currently permits shareholders to exchange shares for shares of the same Class of other funds managed by First Fidelity. Holders of shares of a Class of the Evergreen Fund generally may exchange their shares for shares of the same Class of any other funds of the Evergreen mutual fund family. FFB Fund shareholders will be receiving Class Y shares of the Evergreen Fund in the Reorganization and, accordingly, with respect to shares of the Evergreen Fund received by FFB Fund shareholders in the Reorganization, the exchange privilege is limited to the Class Y shares of other funds of the Evergreen mutual fund family. The Evergreen Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per year. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund of the Evergreen mutual fund family must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectuses and Statements of Additional Information.

   DIVIDEND POLICY

        The Evergreen Fund distributes its investment company taxable income quarterly. The FFB Fund distributes its net investment income monthly. Each Fund distributes net long-term capital gains at least annually. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of the Funds for further information concerning dividends and distributions.

        After the Reorganization, shareholders of the FFB Fund that have elected (or that so elect no later than November 13 21, 1995), to have their dividends and/or distributions reinvested, will have dividends and/or distributions received from the FFB Evergreen Fund reinvested in shares of the Evergreen Fund. Shareholders of the FFB Fund that have elected (or that so elect no later than November 13 21, 1995) to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen Fund.

        Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.







                                        RISKS

        Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar. However, the Evergreen Fund uses a "value timing" approach in purchasing securities (see "Comparison of Investment Objectives and Policies"). Consequently, an investment in the Evergreen Fund may involve more risk than other equity funds. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. In addition, both Funds may employ for hedging purposes the strategy of writing covered call options. The risks involved in this strategy are described in the "Investment Practices and Restrictions - Options and Futures" section in the Evergreen Fund's Prospectus.

        The Evergreen Fund may also invest up to 5% of its total assets in securities which are rated below investment grade, commonly known as junk bonds. Investments in junk bonds are subject to greater risk of loss of principal and interest.

                        INFORMATION ABOUT THE REORGANIZATION

   DESCRIPTION OF THE MERGER

        On June 18, 1995, First Union entered into an Agreement and Plan of Merger (the "Merger Agreement") with FFB, the corporate parent of First Fidelity, which provides, among other things, for the Merger of FFB with and into a wholly-owned subsidiary of First Union, subject to the terms and conditions contained in the Merger Agreement. It is currently expected that the Merger will be consummated by January 1, 1996, subject to the satisfaction of various conditions of closing set forth in the Merger Agreement. Consummation of the Merger is expected to result in the nation's sixth largest bank holding company, with assets of approximately $118.5 billion based on total assets. Currently, First Union is the nation's ninth largest bank holding company, with assets of $83.1 billion as of June 30, 1995, and FFB is the 25th 27th largest, having $35.4 billion in assets as of June 30, 1995.


       Consummation of the Merger is subject to receipt of regulatory and stockholder approvals, as well as other conditions set forth in the Merger Agreement. No assurance can be given that the Merger will be consummated. In connection with the execution of the Merger Agreement, Banco Santander, S.A. ("Santander"), the owner of approximately 30 percent of the outstanding shares of FFB's common stock, agreed, among other things, to vote such shares in favor of the Merger Agreement. It is anticipated that subsequent to the Merger, Santander will own approximately 11% of First Union's outstanding shares of common stock. The Merger is not in any way conditioned upon the approval by shareholders of any mutual fund currently managed by First Fidelity, and it is expected that the Merger will take place whether or not the transaction described herein is approved by such shareholders.








        As a result of the Merger, it is expected that FUNB and Evergreen Asset will succeed to the investment advisory and administrative functions currently performed for the FFB Fund by various units of First Fidelity. It is also expected that First Fidelity, or its successors, will no longer provide investment advisory or administrative services to investment companies.

   REASONS FOR THE REORGANIZATION

        The Board of Trustees of The FFB Lexicon Fund has considered and approved the Reorganization, including entry by The FFB Lexicon Fund on behalf of the FFB Fund into the Plan, as in the best interests of the shareholders. In addition, the Trustees have approved the Interim Advisory Agreement with respect to the FFB Fund.

        As noted above, FFB has agreed to merge with and into a wholly-owned subsidary of First Union. FFB is the parent company of First Fidelity, investment adviser to the mutual funds which comprise The FFB Lexicon Fund. The Merger will cause, as a matter of law, termination of the investment advisory agreement between each of the First Fidelity Funds portfolio of The FFB Lexicon Fund and First Fidelity.
   Accordingly, the Trustees have considered the recommendation of First Fidelity that the Trustees approve the proposed Reorganization.


        In making their recommendation to the Trustees, the representatives of the respective banks First Fidelity and FUNB reviewed with the Trustees various factors about the Funds and the proposed Reorganization. There Except as described above in "Risks," there are substantial similarities between the Evergreen Fund and the FFB Fund. Specifically, the Evergreen Fund and the FFB Fund have substantially similar investment objectives and policies, and comparable risk profiles. See, "Comparison of Investment Objectives and Policies" below. In terms of total net assets, the FFB Fund at June 30, 1995, had net assets of approximately $146.6 million. The Evergreen Fund's net assets at such date were approximately $125.9 million. if If the Reorganization had taken place as of June 30, 1995, the Evergreen Fund's net assets would have been approximately $272.5 billion and million. First Fidelity and FUNB expect that the substantially increased assets of the Evergreen Fund will result in economies of scale and the delivery of more efficient investment management and shareholder services.


        In addition, assuming that an alternative to the Reorganization would be to propose that the FFB Fund be separately managed by Evergreen Asset or another affiliate of FUNB following the consummation of the Merger, the FFB Fund would thereafter share the same investment management resources and be offered through common distribution channels with the substantially identical Evergreen Fund. The FFB Fund would also have to bear the cost of maintaining its separate existence. First Fidelity and FUNB believe that the prospect of dividing the resources of the FUNB/Evergreen mutual fund organization between two substantially identical funds Funds could result in both funds Funds being disadvantaged due to an inability to achieve optimum size, performance







   levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, both First Fidelity and FUNB believe that the proposed Reorganization would be in the best interest of each Fund and its shareholders.


        The Board of Trustees of The FFB Lexicon Fund met and considered the recommendation of First Fidelity and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the economic dilution of shareholder interests; (iii) expense ratios, fees and expenses of the FFB Fund and the Evergreen Fund and of similar funds; the comparative performance records of each of the Funds; compatibility of their investment objectives and policies; service features available to shareholders in the respective funds Funds; the investment experience, expertise and resources of Evergreen Asset; the service and distribution resources available to the Evergreen family of mutual funds and the broad array of investment alternatives available to shareholders of the Evergreen family of mutual funds, including the future marketing plans and resources expected to be used in connection with the Evergreen family of mutual funds; and the personnel and financial resources of First Union and its affiliates; (iv) the fact that FUNB will bear the expenses incurred by the FFB Fund in connection with the Reorganization; (v) the fact that the Evergreen Fund will assume certain identified liabilities of the FFB Fund; and (vi) the expected federal income tax consequences of the Reorganization.

        The Trustees also considered the benefits to be derived by shareholders of the FFB Fund from the sale of its assets to the Evergreen Fund. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of the FFB Fund in the combined fund. In addition, the Trustees considered that there are alternatives available to shareholders of the FFB Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


        During their consideration of the Reorganization, the Trustees met with FFB Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of the Evergreen Fund also concluded at a regular meeting on July 27, 1995 that the proposed Reorganization would be in the best interests of shareholders of the Evergreen Fund and that the interests of the shareholders of the Evergreen Fund will not be diluted as a result of the transactions contemplated by the Reorganization.








        THE TRUSTEES OF THE FFB LEXICON FUND RECOMMEND THAT THE
   SHAREHOLDERS OF THE FFB FUND APPROVE THE PROPOSED REORGANIZATION.


   AGREEMENT AND PLAN OF REORGANIZATION

        The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

        The Plan provides that the Evergreen Fund will acquire substantially all of the assets of the FFB Fund in exchange for Class Y shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund on or about January 19, 1996 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the FFB Fund will endeavor to discharge all of its known liabilities and obligations. The Evergreen Fund will not assume any liabilities or obligations of the FFB Fund other than those reflected in an unaudited statement of assets and liabilities of the FFB Fund prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 p.m. Eastern Time, on the Closing Date. The number of full and fractional Class Y shares of the Evergreen Fund to be received by the shareholders of the FFB Fund will be determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and each Class each such class of the FFB Fund by the net asset value per share of the Evergreen Fund, computed as of the close of regular trading on the NYSE on the Closing Date. The net asset value per share of each Class class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class class, by the total number of outstanding shares.


        State Street Bank and Trust Company, the custodian for the Evergreen Fund, will compute the value of the Funds' each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of the Evergreen Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

        At or prior to the Closing Date, the FFB Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the FFB Fund's shareholders (in shares of the FFB Fund, or in cash, as the shareholder has previously elected) all of the FFB Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, the







   FFB Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Class Y shares of the Evergreen Fund received by the FFB Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the FFB Fund's shareholders on the share records of the Evergreen Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Class Y shares of the Evergreen Fund due to the FFB Fund's shareholders. All issued and outstanding shares of the FFB Fund, including those represented by certificates, will be canceled. The Evergreen Fund does not issue share certificates to shareholders. The shares of the Evergreen Fund to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, the FFB Fund will be terminated. In connection with such termination, the FFB Fund will file with the SEC an application for termination as a registered investment company.

        The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the FFB Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of the FFB Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of the FFB Fund and the Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

        The expenses of the FFB Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) and the expenses of the Evergreen Fund (other than securities registration fees) will be borne by FUNB. No portion of such expenses shall be borne directly or indirectly by the FFB Fund or its shareholders. If the Merger is not completed, First Fidelity will bear the expenses of the FFB Fund and FUNB will bear the expenses of the Evergreen Fund.

        If the Reorganization is not approved by shareholders of the FFB Fund, the Board of Trustees of The FFB Lexicon Fund will consider other possible courses of action in the best interests of shareholders. If the Merger is not completed, the Reorganization will not be completed regardless of the vote of the FFB Fund's shareholders.

   FEDERAL INCOME TAX CONSEQUENCES

        The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the FFB Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued






   thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
   Reorganization:

             (1) The transfer of substantially all of the assets of the FFB Fund solely in exchange for shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities, followed by the distribution of the Evergreen Fund's shares by the FFB Fund in dissolution and liquidation of the FFB Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and the Evergreen Fund and the FFB Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

             (2) No gain or loss will be recognized by the FFB Fund on the transfer of substantially all of its assets to the Evergreen Fund solely in exchange for the Evergreen Fund's shares and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund or upon the distribution of the Evergreen Fund's shares to the FFB Fund's shareholders in exchange for their shares of the FFB Fund;

             (3) The tax basis of the assets transferred will be the same to the Evergreen Fund as the tax basis of such assets to the FFB Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Evergreen Fund will include the period during which the assets were held by the FFB Fund;

             (4) No gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets from the FFB Fund solely in exchange for the shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund;

             (5) No gain or loss will be recognized by the FFB Fund's shareholders upon the issuance of the shares of the Evergreen Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the FFB Fund; and

             (6) The aggregate tax basis of the shares of the Evergreen Fund, including any fractional shares, received by each of the shareholders of the FFB Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the FFB Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Evergreen Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the FFB Fund exchanged therefor were held by such shareholder (provided that the shares of the FFB Fund were held as a capital asset on the date of the Reorganization).

        Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each FFB Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FFB Fund shares






   and the fair market value of the Evergreen Fund shares he or she received. Shareholders of the FFB Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the FFB Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


        It is not expected that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the Evergreen Fund.

   PRO-FORMA CAPITALIZATION

        The following tables show the capitalization of the Evergreen Fund and the FFB Fund as of August 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value:

            CAPITALIZATION OF THE FFB FUND AND THE EVERGREEN FUND

                                                                     CLASS Y
                                  FFB FUND                           SHARES
                           INVESTOR   INSTITUTIONAL  EVERGREEN FUND  PRO FORMA
                            CLASS     CLASS          CLASS Y         FOR REOR-
                            SHARES    SHARES         SHARES          GANIZATION

   Net Assets............ $60,762   $154,431,503  $115,496,164     $269,988,429
   Shares Outstanding*..    4,485     11,396,346    6,344,228       14,830,520
   Net Asset Value per
     Share............... $ 13.55   $      13.55  $      18.20   $        18.20

        * Had the Reorganization been consummated on August 31, 1995, the FFB Fund would have received ________8,486,292 Class Y shares of the Evergreen Fund, which would then be available for distribution to shareholders. No assurance can be given as to how many Class Y shares of the Evergreen Fund FFB Fund shareholders will receive on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Class Y shares of the Evergreen Fund that will actually be received on or after such date.


   SHAREHOLDER INFORMATION
   .


        As of September 8, 1995 (the "Record Date"), there were the following number of each Class of shares of beneficial interest of the







   FFB Fund outstanding: Investor Class -- ________________4,485;
   Institutional Class -- ________________11,436,628.

        As of the Record Date, the officers and Trustees of The FFB Lexicon Fund beneficially owned as a group less than 1% of the outstanding shares of the FFB Fund. To The FFB Lexicon Fund's knowledge, the following persons owned beneficially or of record more than 5% of the FFB Fund's total outstanding shares as of the Record Date:

                                                                            PERCENTAGE OF
                                                   NUMBER      PERCENTAGE   TOTAL SHARES
   NAME AND ADDRESS                 CLASS          OF SHARES   OF CLASS     OUTSTANDING

   FFB Savings Growth Equity Fund   Institutional  4,118,858   35.98%       35.98%
   First Fidelity Bank,
     N.A., N.J.
   Broad and Walnut Streets
   Philadelphia, PA  19109

   * Most of the shares held by First Fidelity are in accounts for the Bank's fiduciary, agency or custodial customers


        As of September 8, 1995, the following number of each Class of the shares of the Evergreen Fund were outstanding: Class A -- _____________ 693,895; Class B -- ___________1,701,500; Class C -- __________78,149
   and Class Y -- _____________6,529,253.


        As of the Record Date, the officers and Trustees of the Evergreen Fund beneficially owned as a group an aggregate of 114,115 shares
   (1.41%) of the outstanding shares of the Evergreen Fund.   To the
   Evergreen Fund's knowledge, the following persons owned beneficially or of record more than 5% of the Evergreen Fund's total outstanding shares as of the Record Date:

                                                                         PERCENTAGE OF
                                              NUMBER       PERCENTAGE    TOTAL SHARES
   NAME AND ADDRESS                   CLASS   OF SHARES     OF CLASS     OUTSTANDING


   Charles Schwab & Co. Inc.            Y       785,770    12.00%         8.73%
   Reinvest Account
   Attn: Mutual Funds Dept.
   101 Montgomery Street
   San Francisco, CA 94104-4122

   First Union National Bank/EB/INT     Y       468,689     7.16%        5.21%
   Cash Reinvest Account
   Attn: Trust Operations Fund Group
   401 S. Tryon Street St.
   3rd Floor
   CMG 1151
   Charlotte, NC 28202-1911

   First Union National Bank/EB/INT     Y     1,178,073    18.00%        13.09%
   Reinvest Account
   Attn: Trust Operations Fund Group
   401 S. Tryon Street
   3rd Floor
   CMG 1151
   Charlotte, NC 28202-1911

   Stephen A. Lieber                     Y       498,995     7.62%         5.54%
   c/o Lieber & Co.
   2500 Westchester Avenue
   Purchase, NY 10577

                   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objectives, policies and restrictions of the Evergreen Fund can be found in the Prospectus of the Evergreen Fund under the caption "Investment Objectives and Policies." The Evergreen Fund's Prospectus also offers additional funds advised by Evergreen Asset or CMG. These additional funds are not involved in the Reorganization, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objectives, policies and restrictions of the FFB Fund can be found in the Prospectus of the FFB Fund under the caption "Investment Objective and Policies."

        The investment objective of the Evergreen Fund (formerly known as the Evergreen Value Timing Fund) is to achieve a return composed of capital appreciation in the value of its shares and current income. The Evergreen Fund's investment objective is a fundamental policy which cannot be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be achieved.

        The Evergreen Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Evergreen Fund's investment adviser perceives as temporary or erroneous. Such investments when successfully timed are expected to be the means for achieving the Evergreen Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Evergreen Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Evergreen Fund may involve more risk than other equity funds.






   The Evergreen Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program. Nor should the Evergreen Fund be considered a balanced or complete investment program.

        The Evergreen Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Evergreen Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.

        The Evergreen Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Evergreen Fund's investment in these securities will contribute to the Evergreen Fund's return primarily through capital appreciation. In addition, the Evergreen Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Evergreen Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Evergreen Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Evergreen Fund may also write covered call options, engage in short sales of securities (provided the Fund owns or has the right to acquire the securities sold short) and invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds"." Investments of this type are subject to greater risk of loss of principal and interest. If any security invested in by the Evergreen Fund loses its credit rating or has its credit rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.


        The investment objective of the FFB Fund is long term capital appreciation. The FFB Fund invests primarily in a diversified portfolio of common stocks which, in the opinion of the Fund's investment adviser, are undervalued relative to the market and their historic valuation.
   The investment adviser considers common stocks to be appropriate for the FFB Fund if they have a strong potential for improvement in future







   earnings and appreciation and a medium to high capitalization ($500 million and higher). Under normal conditions at least 75% of the FFB Fund's assets will be invested in common stocks of the type described above. The remainder of the FFB Fund's assets may also be invested in the following: preferred stocks, securities (debt securities, warrants and preferred stocks) convertible into common stock, covered call options, U.S. dollar denominated securities of foreign issuers (including American Depositary Receipts that are traded on exchanges or listed on NASDAQ), money market securities and repurchase agreements. The FFB Fund may not invest in "junk bonds." The FFB Fund has not adopted a policy with respect to the minimum acceptable credit rating with respect to debt securities, convertible securities and money market securities. In addition, the FFB Fund has not adopted a formal policy with respect to the maximum percent of the Fund's assets which may be invested in foreign securities and American Depositary Receipts. As a matter of operating policy, the FFB Fund will not invest more than 5% of its assets in foreign securities and American Depositary Receipts.

         The characteristics of each investment policy and the associated risks are described in the Prospectus and Statement of Additional Information of each Fund. Both the Evergreen Fund and the FFB Fund have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

   FORM OF ORGANIZATION


        The FFB Lexicon Fund and the Evergreen Fund are open-end management investment companies registered with the SEC under the 1940 Act which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and Federal federal law. The FFB Fund is a series of The FFB Lexicon Fund.

   CAPITALIZATION

        The beneficial interests in the Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest with a $.001 par value per share. The beneficial interests in the FFB Fund are represented by an unlimited number of transferable shares of beneficial interest with no par value. The respective Declarations of Trust under which each Fund has been established permit the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund, and in the case of the FFB Fund, each series of The FFB Lexicon Fund, and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by The FFB Lexicon






   Fund's Trustees or Evergreen Fund's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 distribution plans that affect only their particular class and, in the case of the FFB Fund, which is a series of The FFB Lexicon Fund, by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.

   SHAREHOLDER LIABILITY

        Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declarations of Trust under which the Funds were established disclaim shareholder liability for acts or obligations of the series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

   SHAREHOLDER MEETINGS AND VOTING RIGHTS

        Neither the Evergreen Fund nor The FFB Lexicon Fund, on behalf of the FFB Fund or any of its other series, is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. If Trustees of The FFB Lexicon Fund fail or refuse to call a meeting as required by its Declaration of Trust for a period of 30 days or if the Trustees of the Evergreen Fund fail or refuse to call a meeting as required by its By-laws after a request in writing by shareholders holding an aggregate of at least 10% of the shares outstanding, then shareholders holding said 10% may call and give notice of such meeting. The Evergreen Fund and The FFB Lexicon Fund currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

   LIQUIDATION OR DISSOLUTION







        In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

   LIABILITY AND INDEMNIFICATION OF TRUSTEES

        The Declaration of Trust of the Evergreen Fund provides that no Trustee or officer shall be liable to the Fund or to any shareholder, Trustee, officer, employee or agent of the Fund for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The By-Laws of the Evergreen Fund provide that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Fund unless, in the case of any liability to the Fund or its shareholders, it shall have been determined that such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

        The Declaration of Trust of The FFB Lexicon Fund provides that no Trustee, officer or agent shall be personally liable to any person for any action or failure to act, except for his or her own bad faith, willful misfeasance, or gross negligence, or reckless disregard of his or her duties. The Declaration of Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with The FFB Lexicon Fund, unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his or her duties, or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of The FFB Lexicon Fund, or, in the event of settlement, unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

   RIGHTS OF INSPECTION

        Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under the Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.

        The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law






   and is not a complete description of those documents or law.
   Shareholders should refer to the provisions of such respective
   Declarations of Trust, By-Laws, and Massachusetts law directly for more complete information.

                    INFORMATION REGARDING THE PROPOSED INTERIM
                                ADVISORY AGREEMENT


   INTRODUCTION

        In view of the Merger Agreement discussed above, and the factors discussed below, the Board of Trustees of The FFB Lexicon Fund recommends that shareholders of the FFB Fund approve the proposed Interim Advisory Agreement. The Interim Advisory Agreement would become effective as of the consummation of the Merger which, as noted earlier, is currently anticipated to occur by January 1, 1996. The Interim Advisory Agreement would remain in effect until the closing date Closing Date for the Reorganization. The terms of the Interim Advisory Agreement are essentially the same as the Existing Advisory Agreement (as defined below). The only differences between the Existing Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, are that the investment adviser would be Evergreen Asset instead of First Fidelity and the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Evergreen Asset would become the investment adviser to the FFB Fund, as well as the services to be provided by Evergreen Asset pursuant thereto is set forth below under "Advisory Services"." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to a Form form of the Interim Advisory Agreement, which will be used for the FFB Fund, attached hereto as Exhibit B.

        First Fidelity, 765 Broad Street, Newark, New Jersey 07102, has served as investment adviser to the FFB Fund since the commencement of operations of the FFB Fund pursuant to a Master Advisory Contract, dated October 18, 1991. As used herein, the Master Advisory Contract is referred to as the FFB Fund's "Existing Advisory Agreement." At a meeting of the Board of Trustees of The FFB Lexicon Fund held on August 7, 1995, the Trustees, including all of the Independent Trustees, approved the proposed Interim Advisory Agreement for the FFB Fund.

        The Trustees have authorized The FFB Lexicon Fund, on behalf of the FFB Fund and subject to shareholder approval of the Interim Advisory Agreement, to enter into the Interim Advisory Agreement with Evergreen Asset to become effective upon consummation of the Merger. If the Interim Advisory Agreement for the FFB Fund is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to the FFB Fund's investment advisory arrangements at that time. The Existing Advisory Agreement for the FFB Fund was most recently approved by shareholders of the Fund on February 23, 1993. The Existing Advisory Agreement was last approved by the Trustees, including






   a majority of the Independent Trustees, on August 7, 1995.

   COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND THE EXISTING ADVISORY AGREEMENT

        Advisory Services.     The management and advisory services to be
   provided by Evergreen Asset under the Interim Advisory Agreement are identical to those currently provided by First Fidelity under the Existing Advisory Agreement. Under the Existing Advisory Agreement, First Fidelity manages the FFB Fund and furnishes to the FFB Fund investment guidance and policy direction in connection therewith. First Fidelity provides to the FFB Fund, among other things, information relating to portfolio composition, credit conditions and average maturity of the portfolio of the FFB Fund. First Fidelity also furnishes to the Trustees periodic reports on the investment performance of the FFB Fund.

        Pursuant to the Existing Advisory Agreement, First Fidelity provides administrative assistance in connection with the operations of the FFB Fund. Administrative services provided by First Fidelity include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to The FFB Lexicon Fund's officers and the Trustees, (iii) handling general shareholder relations with investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts and (iv) compiling information required in connection with The FFB Lexicon Fund's filings with the SEC.


        SEI currently acts as administrator of the FFB Fund. SEI has its offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087. If the Interim Advisory Agreement is approved by shareholders of the FFB Fund, SEI will continue during the term of the Interim Advisory Agreement as the FFB Fund's administrator for the same compensation as currently received. See "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator. "


        Fees and Expenses.     The investment advisory fees and expense
   limitations for the FFB Fund under the Existing Advisory Agreement and the proposed Interim Advisory Agreement are identical. See "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator."

        Expense Reimbursement. The Existing Advisory Agreement includes a provision calling for expense limitations equal to the most restrictive limitation imposed from time to time by states where the FFB Fund's shares are qualified for sale. Currently, the most restrictive state expense limitation provision applicable to the FFB Fund limits the Fund's annual expenses to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of such assets and 1.5% of any such assets in excess of $100 million. The Interim Advisory Agreement






   contains an identical provision.

        Payment of Expenses and Transaction Charges. Under the Existing Advisory Agreement, the FFB Fund is responsible for all of its expenses and liabilities, including compensation of the Independent Trustees of The FFB Lexicon Fund; taxes and governmental fees; interest charges; fees and expenses of the Fund's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including fees and expenses for keeping books and accounts and calculating the net asset value of shares of the Fund), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, redeeming, registering and qualifying for sale the Fund's shares; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

        The Interim Advisory Agreement contains an identical provision.

        Limitation of Liability. The Existing Advisory Agreement provides that First Fidelity shall not be liable to the FFB Fund for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Existing Advisory Agreement shall be deemed to protect or purport to protect First Fidelity against the liability to The FFB Lexicon Fund or its shareholders to which First Fidelity would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of First Fidelity's duties under the Agreement or by reason of First Fidelity's reckless disregard of its obligations and duties.

        The Interim Advisory Agreement contains an identical provision in terms of Evergreen Asset's liability.

        Term. If approved by the shareholders of the FFB Fund, the Interim Advisory Agreement between the FFB Fund and Evergreen Asset will become effective on the consummation of the Merger. The Interim Advisory Agreement will be in effect for the period of time between the effective date of the Merger and the Closing Date for the Reorganization. The Existing Advisory Agreement provides for an initial term of two years. Thereafter, the Existing Advisory Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the FFB Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees. The Interim Advisory Agreement for the FFB Fund contains an identical provision.

        Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the






   outstanding voting securities of the FFB Fund (as defined in the 1940
   Act) or by a vote of a majority of The FFB Lexicon Fund's entire Board of Trustees on 60 days' written notice to Evergreen Asset or by Evergreen Asset on 60 days' written notice to The FFB Lexicon Fund. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Existing Advisory Agreement for the FFB Fund contains identical provisions as to termination and assignment.

   INFORMATION ABOUT THE FFB FUND'S CURRENT AND PROPOSED INTERIM INVESTMENT ADVISERS

        First Fidelity. First Fidelity currently serves as the investment adviser for the FFB Fund. First Fidelity is a national banking association which provides commercial banking and trust business services throughout New Jersey and in Pennsylvania, Maryland and New York. It is a wholly-owned subsidiary of First Fidelity Incorporated, originally established in 1812, which, as a result of a reorganization with Fidelcor, Inc., a Pennsylvania bank holding company, is now a wholly-owned subsidiary of FFB. FFB, a New Jersey corporation, provides financial and related services through its subsidiary organizations.
   The investment advisory services of First Fidelity are provided through the Asset Management Group of the Trust Division which, as of June 30, 1995, had approximately $15 billion of client assets under management. First Fidelity has provided investment advisory services to investment companies since 1986 and currently acts as investment adviser to the First Fidelity family of mutual funds.


        For the fiscal year ended August 31, 1995, First Fidelity received an aggregate of $ $764,222 in management fees which is equal to an annual fee of $0. % 0.55% of the FFB Fund's average daily net assets. Absent voluntary waivers, First Fidelity, for such period, would have received $ $1,034,736 in management fees (0. %(0.75% of the FFB Fund's average daily net assets). First Fidelity also acts as custodian for the FFB Fund for a fee included in the management fee. First Fidelity will continue to act as the FFB Fund's custodian during the term of the Interim Advisory Agreement.


        The table below shows: (a) total brokerage commissions paid during the fiscal year ended August 31, 1995; (b) the amount of brokerage commissions, if any, paid to SEI ESI Securities Company ("ESI"), which is an "Affiliated Broker" of the FFB Fund as such term is defined in the 1940 Act, (by virtue of its being an affiliate of SEI Financial and serving as the FFB Fund's administrator) First Fidelity) during that fiscal year; (c) the percentage that those payments to SEI ESI represent of aggregate brokerage commissions paid; and (d) the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through SEI ESI.

                                   Percentage       Percentage
   Commissions       Paid To       of Aggregate     of Dollar
      Total            SEI ESI     Commissions        Amount


   $ 493,645         $445          0.09%            0.00%




        Evergreen Asset. For information about Evergreen Asset, Lieber & Company, FUNB and First Union, see "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator." The name, address and principal occupation of the principal executive officers and directors of Evergreen Asset are set forth in Appendix A to this Prospectus/Proxy Statement.


        During the term of the Interim Advisory Agreement, Evergreen Asset will receive compensation for managing the FFB Fund at the same effective annual rate ( %)(0.55%) as received by First Fidelity, pursuant to the Existing Advisory Agreement (net of any waivers). Evergreen Asset is the investment adviser to the Evergreen Fund which, if approved by shareholders of the FFB Fund, will acquire substantially all of the assets of the FFB Fund. Evergreen Asset receives an annual management fee equal to 1.00% of the Evergreen Fund's average daily net assets. For the fiscal year ended December 31, 1994, Evergreen Asset, received $684,891 in management fees. See "Summary-Investment Advisers, Sub-Adviser and Administrators. Administrator."


        As more fully described in the Statement of Additional Information of the Evergreen Fund, which is incorporated by reference into this Prospectus/Proxy Statement, the funds in the Evergreen family of mutual funds including the Evergreen Fund advised by Evergreen Asset have entered into an agreement with Lieber & Company authorizing Lieber & Company to retain compensation for brokerage services. See "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator." It is contemplated that Lieber & Company, a member of the New York and American Stock Exchanges will, to the extent practicable, provide brokerage services to the funds advised by Evergreen Asset with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. See "Allocation of Brokerage" in the Evergreen Fund's Statement of Additional Information for information regarding total brokerage commissions paid by the Evergreen Fund and the amount and percentage thereof paid to Lieber & Company.

        The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Information about the Reorganization - Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Existing Advisory Agreement.

                                 ADDITIONAL INFORMATION

        Evergreen Fund. Information concerning the operation and management of the Evergreen Fund is incorporated herein by reference







   from the Prospectus dated July 7, 1995, a copy of which is enclosed, and Statement of Additional Information dated July 7, 1995. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Fund, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-807-2940.

        FFB Fund. Information about the FFB Fund is included in its current Prospectus dated December 30, 1994, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. A copy Copies of the Prospectus and Statement of Additional Information and the Fund's Annual Report dated August 31, 1994 and Semi-Annual Report dated February 28, 1995 are available upon request and without charge by writing to the FFB Fund at 680 Swedesford Road, Wayne, Pennsylvania 19087 or by calling toll-free 1-800-833-8974.


        The Evergreen Fund and The FFB Lexicon Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material, and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                      VOTING INFORMATION CONCERNING THE MEETING

        This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The FFB Lexicon Fund to be used at the Special Meeting of Shareholders to be held at 10: 2:00 a.m. p.m. November 13 21, 1995, at the offices of the FFB Fund, 680 East Swedesford Road, Wayne, Pennsylvania 19087 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is are first being mailed to shareholders on or about September 28 October 2, 1995. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization Plan, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the






   persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan and the Interim Advisory Agreement. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The FFB Lexicon Fund, 680 East Swedesford Road, Wayne, Pennsylvania 19087. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.

        Approval of the Plan will require the affirmative vote of more than 50% of the outstanding voting securities, with all classes voting together as one class. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


        Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or First Fidelity, their affiliates or other representatives of The FFB Lexicon Fund (who will not be paid for their solicitation activities). Shareholder Communications Corp. ("SCC") has been engaged by First Fidelity to assist in soliciting proxies, and may contact certain shareholders of the FFB Fund over the telephone. Shareholders that are contacted by SCC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. First Fidelity believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. SCC has received an opinion of Dechert Price & Rhoads that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion given by Dechert Price & Rhoads concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.


        In all cases where a telephonic proxy is solicited, the SCC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to SCC by First Fidelity, then the SCC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The SCC representative,







   although he or she will answer questions about the process, will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement this Prospectus/Proxy Statement. Within 72 hours, SCC will send you a letter or mailgram to confirm your vote and asking you to call SCC immediately if your instructions are not correctly reflected in the confirmation.

        If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.


        In the event that sufficient votes to approve the Reorganization Plan are not received by November 13 21, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.


        A shareholder who objects to the proposed Reorganization Plan will not be entitled under either Massachusetts law or the Declaration of Trust of The FFB Lexicon Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of the FFB Fund may be redeemed at any time prior to the consummation of the Reorganization. FFB Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming FFB Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.


        The FFB Lexicon Fund does not hold annual shareholder meetings. If the Reorganization Plan is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The FFB Lexicon Fund at the address set forth on the cover of this Prospectus/Proxy Statement, 680 East Swedesford Road, Wayne, Pennsylvania 19087, such that they will be received by The FFB Lexicon Fund in a reasonable period of time prior to any such meeting.

        The votes of the shareholders of the Evergreen Fund are not being solicited by this Prospectus/Proxy Statement and are not required to







   carry out the Reorganization.

        NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the FFB Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                       FINANCIAL STATEMENTS AND EXPERTS

        The audited financial statements of the Evergreen Fund as of December 31, 1994 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of Ernst & Young LLP, independent auditors for the Evergreen Fund, given on the authority of such firm as experts in accounting and auditing.

         The financial statements of the FFB Fund as of August 31, 1994 and the financial highlights have been incorporated by reference into this Prospectus/Proxy Statement and have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and included herein in reliance upon the authority of said firm as experts in giving said report.


   The audited financial statements of the Evergreen Fund as of December 31, 1994 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of Ernst & Young LLP, independent auditors for the Evergreen Fund, given on the authority of such firm as experts in accounting and auditing.

                               LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Evergreen Fund will be passed upon by Sullivan & Worcester, Washington, D.C.

                               OTHER BUSINESS

        The Trustees of The FFB Lexicon Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


        THE BOARD OF TRUSTEES OF THE FFB LEXICON FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT.


   September 28 October 2, 1995















                                    APPENDIX A

        The name, address and principal occupation of the directors and principal executive officers of Evergreen Asset Management Corp. are as follows:

                                           Principal Occupation
   Name and Address                        During Past 5 Years

   Directors:

   Richard K. Wagoner                      Executive Vice
   First Union National Bank of            President and General
   North Carolina                          Fund Officer of First
   One First Union Center                  Union National Bank of
   Charlotte, NC 28288                     North Carolina


   Barbara I. Colvin                       Senior Vice President
   First Union National Bank of            of First Union National
   North Carolina                          Bank of North Carolina
   One First Union Center
   Charlotte, NC 28288


   Principal Executive
   Officers:
                                           Chairman and Co-Chief
   Steven A. Lieber                        Executive Officer



   Nola Maddox Falcone                     President and Co-Chief
                                           Executive Officer

   Theodore J. Israel, Jr.                 Executive Vice
                                           President



   Joseph J. McBrien                       Senior Vice President
                                           and General Counsel



   George R. Gaspari                       Senior Vice President
                                           and Chief Financial
                                           Officer



        Unless otherwise indicated, the address of each person listed above is Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577.







                      VOTE THIS PROXY CARD TODAY
                    YOUR PROMPT RESPONSE WILL SAVE
                     THE EXPENSE OF ADDITIONAL MAILINGS

             (Please Detach at Perforation Before Mailing)

   ................................................................

         THE FFB LEXICON FUND - CAPITAL APPRECIATION EQUITY FUND
         SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 13 21, 1995


   The undersigned hereby appoints, and Joseph Ready, Ben L. Jones and Mark Sipe and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Capital Appreciation Equity Fund (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at 680 East Swedesford Road, Wayne, 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19087 19109 on November 13 21, 1995, at 10:
   2:00 a.m p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Prospectus/Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

   NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.


   DATE:______________, 1995         _____________________________



                                      ______________________________
                                      Signature(s)


                                      ______________________________
                                      Title(s), if applicable

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.





   PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

   1. To approve the proposed Agreement and Plan of Reorganization with the Evergreen Growth and Income Fund.

             [ ]  YES       [ ]  NO        [ ]  ABSTAIN

   2. To approve the proposed Interim Investment Advisory Agreement with Evergreen Asset Management Corp.

             [ ]  YES       [ ]  NO        [ ]  ABSTAIN


        3. To consider and vote upon such other matters as In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals. said meeting or any
   adjournments thereof.   [ ] YES [ ] NO [ ] ABSTAIN


        These items are discussed in greater detail in the attached Prospectus/Proxy Statement. The Board of Trustees of The FFB Lexicon Fund has fixed the close of business on September 8, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting Meeting.


        SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THE PROSPECTUS/PROXY STATEMENT.


   Richard W. Grant
   Secretary



   September 28, 1995


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals.





